Leases	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Leases
LEASES

During the years ended December 31, 2014, 2013 and 2012, we recognized rental expense for all operating leases of $0.9 million, $0.9 million and $0.7 million, respectively.

Future annual minimum lease payments, excluding inflationary adjustments, are as follows (in thousands):

Year ending December 31,	Lease Payments
2015	$908
2016	874
2017	770
2018	770
2019	770
Thereafter (1)	53,606
Total	$57,698

(1)	Includes certain lease option renewals as they are reasonably assured.
LNG Site Leases

In November 2011, we entered into a land lease of 80.7 acres to be used as the laydown area during the construction of the Liquefaction Project. The lease has an initial term of 5 years, with options to renew for five 1-year extensions with similar terms as the initial term.

In December 2011, we entered into a land lease of 80.6 acres to be used for the site of the Liquefaction Project. The lease has an initial term of 30 years, with options to renew for six 10-year extensions with similar terms as the initial term. The annual lease payment is adjusted for inflation every 5 years based on a consumer price index, as defined in the lease agreement.

In June 2012, we entered into an agreement with Sabine Pass LNG to sublease a portion of its Sabine Pass LNG terminal site for the Liquefaction Project. The annual sublease payment is $0.5 million. The initial term of the sublease expires on December 31, 2034, with options to renew for five 10-year extensions with similar terms as the initial term. The annual sublease payment is adjusted for inflation every 5 years based on a consumer price index, as defined in the sublease agreement. During the years ended December 31, 2014, 2013 and 2012, we recorded $0.5 million, $0.5 million and $0.3 million of sublease expense as general and administrative expense—affiliate on our Statements of Operations.